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                                                                    EXHIBIT 23.3


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The New Seeger Group:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 28, 1996 included in the Annual Report on Form 10-K of TransTechnology Corporation for the year ended March 31, 1998 into this Registration Statement.


                                        ARTHUR ANDERSEN

                                        Wirtschaftsprufungsgesellschaft
                                        Steuerberatungsgesellschaft mbH

/s/ Laupenmuhlen
Laupenmuhlen
Wirtschaftsprufer
(certified auditor)

Eschborn/Frankfurt/M.
January 19, 1999


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